CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS






As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-80031.

                                            ARTHUR ANDERSEN LLP

Phoenix, Arizona,
April 11, 1997.